UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tiffany & Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on mtgdate May 16, 2013 . Meeting Information TIFFANY & CO. Meeting Type: Annual mtgtype Meeting For holders as of: March recdate 19, 2013 Date: May 16, 2013 Time: 9:30 mtgtime AM EDT Location: W New York-Union Square hotel 201 Park Avenue South New York, New York 10003 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy 51160 materials online at www.proxyvote.com or easily request a paper copy (see reverse side). 0 . 0 . . R1 We encourage you to access and review all of the important information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000166714 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Combined Document How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2013 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1a. Michael J. Kowalski 1b. Rose Marie Bravo 1c. Gary E. Costley 1d. Lawrence K. Fish 1e. Abby F. Kohnstamm 1f. Charles K. Marquis 1g. Peter W. May 1h. William A. Shutzer 1i. Robert S. Singer The Board of Directors recommends you vote FOR the following proposal(s): 2 Approval of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2014. 3 Approval of the compensation paid to the Company’s named executive officers.

Voting items Continued NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions

IMPORTANT ANNUAL MEETING INFORMATION 000004 NNNNNN ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 NNNNNNNNN ADD 5 ADD 6 Vote by Internet Go to www.envisionreports.com/TIF Or scan the QR code with your smartphone Follow the steps outlined on the secure website Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Company Stockholder Meeting to be Held on May 16, 2013 at 9:30 a.m. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/TIF Easy Online Access A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/TIF to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 6, 2013 to facilitate timely delivery.

Stockholder Meeting Notice The 2013 Annual Meeting of Stockholders of Tiffany Co. the Company will be held at the W New York-Union Square hotel, 201 Park Avenue South, New York, New York on Thursday, May 16, 2013, at 9:30 a.m. New York time. All stockholders of record as of the close of business on March 19, 2013 are cordially invited to attend and will be entitled to notice of and to vote at the meeting or any adjournments thereof. Proposals to be voted on at the meeting are listed below along with the Board of Directors recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 3: 1. Election of nine 9 directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified; and 2. Approval of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2014; and 3. Approval of the compensation paid to the Companys named executive officers. PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. The Proxy Materials for Tiffany Co. are available to review at: www.envisionreports.com TIF The following Proxy Materials are available for you to review online: the Company’s 2013 Proxy Statement; and the Companys Annual Report for the year ended January 31, 2013 which is not deemed to be part of the official proxy soliciting materials . Meeting Location: W New York-Union Square hotel 201 Park Avenue South at 17th Street New York, New York 9:30 a.m Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the Internet, telephone or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet Go to www.envisionreports.com TIF. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email Send email to investorvote computershare.com with Proxy Materials Tiffany and Co. in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 6, 2013.